Note 10 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Loss before income taxes	$ (375)	$ (3,089)
Less net loss attributable to non-controlling interest in subsidiary	(80)	(2,112)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ (295)	$ (977)
Federal statutory rate	21.00%	21.00%
Computed Federal provision (benefit) for income taxes	$ (62)	$ (205)
State income taxes, net of federal income tax benefits	128	135
Change in valuation allowance	162	412
Increase in available federal tax credit	(97)	(80)
Other nondeductible expenses	39	34
State		(148)
Federal		4
Other, net	(10)	15
Total provision for income taxes	$ 160	$ 167